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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 25, 2005
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                   North American Galvanizing & Coatings, Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                        1-3920                    71-0268502
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 (State or other                   (Commission                (IRS Employer
   jurisdiction                    File Number)           Identification Number)
of incorporation)


               2250 East 73rd Street
                  Tulsa, Oklahoma                              74136-6832
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      (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (918) 494-0964
                                                           --------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 25, 2005, North American Galvanizing & Coatings, Inc. (the "Company") issued a press release (the "Earnings Release") containing information about the Company's results of operations for the quarter and year ended December 31, 2004. A copy of the Earnings Release is attached hereto as
Exhibit 99.1



ITEM 8.01 - OTHER ITEMS

After issuing the Earnings Release, the Company discovered that there was a rounding error relating to the earnings per share information contained in the Earnings Release. The Company reported basic and diluted earnings (loss) per share of $(0.03) for the quarter ended December 31, 2004 and $0.05 for the year ended December 31, 2004. After adjusting for the rounding error, the basic and diluted earnings (loss) per share for the quarter ended December 31, 2004 were $(0.02), and the basic and diluted earnings per share for the year ended December 31, 2004 were $0.06 and $0.05, respectively.



ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
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           99.1     Press Release dated February 25, 2005.
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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              NORTH AMERICAN GALVANIZING & COATINGS, INC.



Date:    March 2, 2005        By: /s/ Paul R. Chastain
                                  --------------------------------
                              Name:   Paul R. Chastain
                              Title:  Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX
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99.1     Press Release dated February 25, 2005.